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Exhibit 10.1                                       Loan Number 99-407

                       SECOND AMENDMENT TO LOAN DOCUMENTS


         This SECOND AMENDMENT TO LOAN DOCUMENTS (this "Amendment") is made this 20th day of September, 2000, among HELLER HEALTHCARE FINANCE, INC., a Delaware corporation formerly known as HCFP FUNDING, INC. ("Lender") and BALANCED CARE CORPORATION, a Delaware corporation (referred to herein as "Guarantor"), and BALANCED CARE REALTY AT STATE COLLEGE, INC., a Delaware corporation, BALANCED CARE REALTY AT ALTOONA, INC., a Delaware corporation, BALANCED CARE REALTY AT LEWISTOWN, INC., a Delaware corporation, BALANCED CARE REALTY AT READING, INC., a Delaware corporation, BALANCED CARE REALTY AT BERWICK, INC., a Delaware corporation, BALANCED CARE REALTY AT PECKVILLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SCRANTON, INC., a Delaware corporation, BALANCED CARE REALTY AT MARTINSBURG, INC., a Delaware corporation, BALANCED CARE REALTY AT MAUMELLE, INC., a Delaware corporation, BALANCED CARE REALTY AT SHERWOOD, INC., a Delaware corporation, BALANCED CARE REALTY AT MOUNTAIN HOME, INC., a Delaware corporation, and BALANCED CARE REALTY AT MANSFIELD, INC., a Delaware corporation (collectively referred to herein as "Outlook Pointe Borrowers"), and BCC AT DARLINGTON, INC., a Delaware corporation, BALANCED CARE AT EYERS GROVE, INC., a Delaware corporation, BALANCED CARE AT BUTLER, INC., a Delaware corporation, BALANCED CARE AT SARVER, INC., a Delaware corporation, and BALANCED CARE AT NORTH RIDGE, INC., a Delaware corporation (collectively referred to herein as "BCC Borrowers"). The Outlook Pointe Borrowers and BCC Borrowers are collectively referred to herein as "Borrowers."

                                    RECITALS:

         A. Lender has made available to BCC Borrowers a revolving credit facility in the maximum principal amount of Twelve Million and No/100 Dollars ($12,000,000) (the "Revolving Credit Facility") subject to the terms and conditions contained in a Loan and Security Agreement dated April 22, 1999, as amended by an Amendment No. 1 to Loan and Security Agreement dated July 1, 1999 (the "First Amendment"), an Amendment No. 2 to Loan and Security Agreement dated July 29, 1999 (the "Second Amendment"), and an Amendment No. 3 to Loan and Security Agreement dated December 31, 1999 (the "Third Amendment"), all among the Lender and BCC Borrowers (as well as other entities that have since been released from the terms and conditions of the Loan and Security Agreement as amended). The Loan and Security Agreement, as amended by the First Amendment, the Second Amendment, and the


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Third Amendment, is referred to herein as the "Loan and Security Agreement." The
Loan and Security Agreement and all other loan documents executed in connection with the Loan and Security Agreement and the Revolving Credit Facility are collectively referred to herein as the "Revolving Credit Facility Loan Documents."

         B. Lender has also made a loan (the "Outlook Pointe Loan") of Thirty-Two Million and No/100 Dollars ($32,000,000.00) to Outlook Pointe Borrowers subject to the terms and conditions contained in a Loan Agreement dated December 30, 1999, between Lender and Outlook Pointe Borrowers (the Loan Agreement, including all exhibits thereto and the Senior Housing Rider of even date therewith, as amended from time to time, is referred to herein as the "Loan Agreement"). The Outlook Pointe Loan is evidenced by a Promissory Note A of even date with the Loan Agreement in the original principal amount of Twenty-Five Million Six Hundred Thousand and No/100 Dollars ($25,600,000.00) ("Note A") and by a Subordinated Promissory Note B of even date with the Loan Agreement in the original principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) ("Note B") (Note A and Note B and all amendments thereto and substitutions therefor are hereinafter referred to collectively as the "Note").

         C. As additional security for the Outlook Pointe Loan, Guarantor has executed and delivered a Guaranty dated December 30, 1999, in favor of Lender (as amended from time to time, the "Guaranty").

         D. Also in connection with the Outlook Pointe Loan, Guarantor and Outlook Pointe Borrowers have executed and delivered a Hazardous Materials Indemnity Agreement dated December 30, 1999, in favor of Lender (as amended from time to time, the "Environmental Indemnity"). The Loan Agreement, the Guaranty, and the Environmental Indemnity, the New Note (as defined below), together with all mortgages, deeds of trust and other documents and instruments executed and delivered by one or more of the Outlook Pointe Borrowers or the Guarantor in connection the Outlook Pointe Loan, are collectively referred to herein as the "Outlook Pointe Loan Documents," and the Outlook Pointe Loan Documents, collectively with the Revolving Credit Facility Loan Documents, are referred to herein as the "Loan Documents." Capitalized terms used herein without definition shall have the meanings provided in the Loan Agreement.

         E. Also in connection with the Outlook Pointe Loan, Lender, Guarantor, Outlook Pointe Borrowers, and various other




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entities have entered into a Subordination Agreement dated April 18, 2000 (the
"Subordination Agreement"), addressing debt that is junior to the Outlook Pointe Loan.

         F. On or about April 27, 2000, Lender increased the Outlook Pointe Loan to Thirty-Seven Million and No/100 Dollars ($37,000,000.00) (the "Amended Loan"), as evidenced by an Amended and Restated Promissory Note A dated April 27, 2000 in the original principal amount of Thirty Million Six Hundred Thousand and No/100 Dollars ($30,600,000.00) ("Amended Note A"), and an Amended and Restated Subordinated Promissory Note B dated April 27, 2000 in the original principal amount of Six Million Four Hundred Thousand and No/100 Dollars ($6,400,000.00) ("Amended Note B"), and amendments to the mortgages and deeds of trust constituting Outlook Pointe Loan Documents dated April 27, 2000 (the "Outlook Pointe Mortgages"). In connection with the Amended Loan, BCC Borrowers have executed and delivered to Lender amendments to the mortgages and deeds of trust constituting Revolving Credit Facility Loan Documents dated April 27, 2000 (the "Revolving Credit Facility Mortgages").

         G. Lender has agreed to increase the Amended Loan by Five Million and No/100 Dollars ($5,000,000.00) (the "New Funds") to Forty-Two Million and No/100 Dollars ($42,000,000.00) (the "Loan") and in consideration thereof requires Borrowers and Guarantor to enter into this Amendment amending the Loan Documents. In conjunction with this Amendment, Outlook Pointe Borrowers have executed and delivered to Lender a Second Amended and Restated Promissory Note A in the original principal amount of Amended Note A (the "New Note A"), a Second Amended and Restated Subordinated Promissory Note B in the original principal amount of Amended Note B (the "New Note B"), and a Promissory Note C in the original principal amount of Five Million and No/100 Dollars ($5,000,000.00) (the "New Note C") (said amended and restated promissory notes and New Note C collectively referred to herein as the "New Note"), and amendments to the Outlook Pointe Mortgages all of even date herewith. In conjunction with this Amendment, BCC Borrowers have executed and delivered to Lender amendments to the Revolving Credit Facility Mortgages all of even date herewith.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual conditions and agreements contained herein, and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), Lender, the Borrowers and Guarantor hereby agree as follows:



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         1. Conditions Precedent. Lender's obligation to disburse the New Funds is subject to satisfaction of all of the following conditions:

                  A. Lender shall have received the following documents, all in form and substance reasonably satisfactory to Lender:

                  (i) this Amendment;

                  (ii) the New Note; and

                  (iii) amendments to the Outlook Pointe Mortgages and the Revolving Credit Facility Mortgages (the "Mortgage Amendments").

                  B. Borrower shall have paid Lender a commitment fee in the amount of One Hundred Thousand and No/100 Dollars ($100,000.00), which commitment fee shall be nonrefundable and shall be deemed fully earned upon receipt;

                  C. Lender shall have received such opinions of counsel to Borrowers and Guarantor as Lender may reasonably require; and

                  D. Lender shall have received such other items as Lender may reasonably require.

         2. Payment of Expenses. At the time of Lender's disbursement of the New Funds, Outlook Pointe Borrowers shall pay all Expenses (as defined below) incurred by Lender in connection with the transaction contemplated by this Amendment, including without limitation, Lender's expenses incurred in the negotiation and documentation related to the New Funds and this Amendment. For the purposes hereof "Expenses" means all reasonable expenditures and expenses that may be paid or incurred by or on behalf of Lender, including attorneys' fees (of outside and inside counsel), engineers' fees, accountants' fees, independent consultants' fees (including environmental consultants), all costs and expenses incurred in connection with any of the foregoing fees and expenses, Lender's out-of-pocket costs and expenses related to any audit or inspection of the Project (as defined in the Loan Agreement), stamp taxes, mortgage taxes, intangibles taxes, and costs for procuring any abstracts of title, title searches, lien and UCC searches, and examination, title insurance policies and endorsements, Torrens' Certificates (if applicable), and similar data and assurances with respect to title as Lender may deem reasonably necessary.



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         3. The New Funds shall not constitute Gross Revenue for purposes of calculating Net Cash Flow under the Loan Agreement, nor shall any Expenses, commitment fees or other expenses incurred by the Outlook Pointe Borrowers in connection with the loan of the New Funds constitute an "operating expense" for purposes of calculating Net Cash Flow.

         4. Notwithstanding any provision of the Loan Documents to the contrary, no collateral for any of the Loan Documents shall be released until the Loan has been repaid in full.

         5. The following new Section 1.10 (Additional Exit Fee) and Section
1.11 (Reserve) shall be added immediately following Section 1.9 of the Loan
Agreement:

                  Section 1.10. Additional Exit Fee. As additional consideration for making the additional loan evidenced by New Note C, Borrower shall, on the date payment in full of New Note C is made, pay to Lender an amount (the "Additional Exit Fee") equal to Six Hundred Thousand and No/100 Dollars ($600,000.00); provided, however, that Borrower shall not be required to pay Lender the Additional Exit Fee if the New Note C has been repaid in full on or before October 31, 2000. At Lender's discretion, Lender may pay or prepay the Additional Exit Fee by making an advance under the Revolving Credit Facility Loan Documents in such amount at any time after November 1, 2000, if New Note C is not repaid in full by October 31, 2000.

                  Section 1.11. Reserve. On the date that the proceeds of New Note C are disbursed, Lender shall disburse an amount (the "Reserve") equal to Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) of such proceeds into a reserve account in Lender's name with a financial institution acceptable to Lender (the "Reserve Account"). The funds in the Reserve Account may be commingled with the general funds of Lender and shall not be deemed to be held in trust for the benefit of Borrower. Lender shall credit for Borrower's account interest on the funds in the Reserve Account, which interest shall accrue monthly at the money market account rate of interest announced from time to time by the financial institution holding the Reserve. At Lender's sole discretion, a disbursement from the Reserve Account may be made to cure past due interest or other defaults




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         under the Loan Documents. In the event Lender cures a default under the
         Loan Documents with funds from the Reserve Account, such default shall be deemed cured for all purposes. (For example, if Lender disburses a sum from the Reserve Account sufficient to pay all past due interest on the New Note, the interest payment default shall be deemed cured for all purposes.) In addition, so long as no Event of Default then exists, Lender shall permit Borrower to apply all funds remaining in the Reserve Account (the Reserve plus interest thereon) to repay the New Note C provided that the New Note C is repaid on or before November 15, 2000. Consequently, the funds in the Reserve Account shall only be used to pay interest, principal and any other amounts due Lender, or to satisfy any obligations owed to Lender, under the Loan Documents, including but not limited to payment of the Additional Exit Fee.

         6. All references to the "Loan" in the Outlook Pointe Loan Documents, including without limitation the Guaranty and Environmental Indemnity, shall include the loan of the New Funds hereunder.

         7. All references in the Loan Documents to any of the Outlooke Pointe Loan Documents shall mean the applicable Outlook Pointe Loan Document, as amended hereby and by the Mortgage Amendments, or the New Note, as applicable. All references in the Outlooke Pointe Loan Documents to the Note shall mean the New Note.

         8. All references in the Loan Documents to any of the Revolving Credit Facility Loan Documents shall mean the applicable Revolving Credit Facility Loan Document as amended hereby and by the Mortgage Amendments.

         9. Except as expressly provided herein, in the New Note and in the Mortgage Amendments, the Loan Documents (including without limitation the Guaranty, Environmental Indemnity, Subordination Agreement, and the undated Consent Form with attached letter dated February 16, 2000, to Lender and Heller Financial, Inc. from Guarantor) shall remain unmodified and in full force and effect and are hereby ratified and confirmed as amended by this Amendment.

         10. The provisions of this Amendment that pertain to the Outlook Pointe Loan, the Outlook Pointe Loan Documents, and the Outlook Pointe Borrowers shall be governed by and construed in accordance with the internal laws of the State of Illinois.




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The provisions of this Amendment that pertain to the Revolving Credit Facility, the Revolving Credit Facility Loan Documents, and the BCC Borrowers shall be governed by and construed in accordance with the internal laws of the State of Maryland.

                         [signatures on following pages]




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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment or have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

                                   OUTLOOK POINTE BORROWERS:

                                   BALANCED CARE REALTY AT STATE
                                   COLLEGE, INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT ALTOONA,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT LEWISTOWN,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT READING,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT BERWICK,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary


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                                   BALANCED CARE REALTY AT PECKVILLE,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT SCRANTON,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT MARTINSBURG,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT MAUMELLE,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT SHERWOOD,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE REALTY AT MOUNTAIN
                                   HOME, INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary




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                                   BALANCED CARE REALTY AT MANSFIELD,
                                   INC., a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary


                                   BCC BORROWERS:

                                   BCC AT DARLINGTON, INC.,
                                   a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT EYERS GROVE, INC.,
                                   a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT BUTLER, INC.,
                                   a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT SARVER, INC.,
                                   a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT NORTH RIDGE, INC.,
                                   a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary



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                                   GUARANTOR:

                                   BALANCED CARE CORPORATION,
                                   a Delaware corporation

                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Senior Vice President and Legal
                                   Counsel & Assistant Secretary




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                                   LENDER:

                                   HELLER HEALTHCARE FINANCE, INC.,
                                   a Delaware corporation formerly known as HCFP FUNDING, INC.


                                   By/s/Kevin J. McMeen
                                   Name Kevin J. McMeen
                                   Its SVP

                  Accepted and agreed to on the date first set forth above.

                                   MANAGERS OF PROJECTS:

                                   BCC AT STATE COLLEGE, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   TC REALTY OF ALTOONA, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   TC REALTY OF LEWISTOWN, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary



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                                   TC REALTY OF READING, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   TC REALTY OF BERWICK, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BLACK BOX OF PECKVILLE, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   TC REALTY CORPORATION III,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT MARTINSBURG, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary



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                                   BALANCED CARE AT MAUMELLE, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT SHERWOOD, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   BALANCED CARE AT MOUNTAIN HOME, INC.,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary

                                   TC REALTY CORPORATION II,
                                   a Delaware corporation


                                   By/s/Robin L. Barber
                                   Printed Name Robin L. Barber
                                   Its Vice President and Secretary




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